0000
Certificate Number

* 0,000,000 *
Shares

ADVANCE GREEN ENERGY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORDIA

Par Value $0.0001
Common Stock

CUSIP No. 007445109

This Certifies That

* SPECIMEN *

Is The Owner Of * ZERO *

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.0001 EACH OF

ADVANCE GREEN ENERGY, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:

Countersigned and Registered:
BY

ClearTrust, LLC
Transfer Agent

PETER M. BARBEE
President

BRADLEY DYE
Vice President

ADVANCE GREEN ENERGY INC
Corporate Seal
FLORIDA

Authorized Signature
www. ClearTrustOnline.com

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT	_______ Custodian _______ (Cust) (Minor)
TEN ENT	- as tenants by the entirety	(UGMA) (UTMA)	under Uniform Gifts (Transfer)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		to Minors Act _______ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received I/We hereby sell, assign and transfer ____________________ Shares of Capital Stock represented by the within Certificate unto (PLEASE PRINT OR TYPEWRITE)

FULL NAME: ____

____

SOCIAL SECURITY
OR TAXPAYER ID: ____

ADDRESS: ____

____

____

and do hereby irrevocably constitute and appoint said Transfer Agent and Registrar of these securities to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated ____________________________

X ______________________________
(SHAREHOLDER SIGNATURE)

X ______________________________
(JOINT SIGNATURE)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

MEDALLION SIGNATURE GUARANTEED:

THIS SIGNATURE(S) MUST BE GUARANTEED AND THE GUARANTOR OF THIS SIGNATURE(S) MUST BE ACCEPTABLE TO THE TRANSFER AGENT.